Exhibit No. 32.1






          Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Annual Report of CEO Channel.com, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2000 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Larry Creeger, Chief Executive and Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  April 1, 2005


By:   /s/ Larry Creeger
    -------------------------
    Larry Creeger
    Chief Executive and
    Chief Financial Officer











------------------------------
A signed original of this written statement required by Section 906 has been provided to CEO Channel.com, Inc. and will be retained by CEO Channel.com, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.